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                               ING INVESTORS TRUST

                        ING AIM MID CAP GROWTH PORTFOLIO
                      ING ALLIANCE MID CAP GROWTH PORTFOLIO
                       ING JANUS SPECIAL EQUITY PORTFOLIO
                        ING MFS MID CAP GROWTH PORTFOLIO
                           ING MFS RESEARCH PORTFOLIO
                         ING MFS TOTAL RETURN PORTFOLIO
                          ING PIMCO CORE BOND PORTFOLIO
                         ING PIMCO HIGH YIELD PORTFOLIO


                          SUPPLEMENT DATED MAY 3, 2004
                     TO THE PROSPECTUS DATED APRIL 30, 2004

The information in this Supplement provides information regarding Portfolio Managers of certain of the ING Investors Trust (the "Trust") portfolios. The information is specific to the Portfolio Managers identified in this Supplement, none of which is affiliated with Directed Services, Inc. ("DSI" or "Adviser"), the investment adviser to the Trust's portfolios or ING Groep N.V. ("ING"). Neither DSI, ING, the Trust nor the other ING Funds, is a party to any of the matters described below. You should read this Supplement along with the Prospectuses dated April 30, 2004, as supplemented.


                                LEGAL PROCEEDINGS


     Set out below are discussions of legal and regulatory proceedings involving Portfolio Managers to certain of the Portfolios of ING Investors Trust. None of these legal proceedings involve any of the Portfolios in which you invest.

     AIM CAPITAL. A I M Capital Management, Inc. (AIM Capital), Portfolio Manager to ING AIM Mid Cap Growth Portfolio. None of the allegations set forth below relate to DSI, ING, the Trust, the ING AIM Mid Cap Growth Portfolio or any of the ING Funds. References below to the "AIM Funds" or "INVESCO Funds" are references to proprietary mutual funds sponsored by AIM Capital and INVESCO, respectively, and not to the Trust or its portfolios or any ING Fund.

     AIM Capital is an indirect wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. ("IFG"), was formerly the investment adviser to certain proprietary funds in the INVESCO complex (the "INVESCO Funds"). On November 25, 2003, AIM Capital succeeded IFG as the investment advisor to certain INVESCO Funds (which do not include the ING Funds). A I M Advisors, Inc., is an indirect wholly owned subsidiary of AMVESCAP.


     The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of "market timing" and "late trading." AIM Capital is the subject of a number of such inquiries, as described below.


     REGULATORY ACTIONS AND INQUIRIES CONCERNING AIM CAPITAL AND/OR IFG, ITS
AFFILIATE: AIM Capital has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds (which do not include the ING Funds). AIM Capital has received requests for

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information and documents concerning these and related matters from the
Securities and Exchange Commission (the "SEC"), the Massachusetts Secretary of the Commonwealth, the Office of the State Auditor for the State of West Virginia and the Department of Banking for the State of Connecticut. In addition, AIM Capital has received subpoenas concerning these and related matters from the Attorney General of the State of New York ("NYAG"), the United States Attorney's Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia and the Office of the Secretary of State for West Virginia. AIM Capital has also received more limited inquiries from the SEC and National Association of Securities Dealers (the "NASD") concerning specific funds, entities and/or individuals, none of which directly bears upon the Portfolios or any ING Fund.

     On December 2, 2003 each of the SEC and the NYAG filed civil proceedings against IFG, AIM Capital's affiliate, and Raymond R. Cunningham, in his capacity as the chief executive officer of IFG. Mr. Cunningham also currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc. (the parent of AIM Capital) and the position of Senior Vice President of AIM Capital. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. None of AIM Capital nor any INVESCO Fund managed by AIM Capital (the "AIM Funds") has been named as a defendant in any of these proceedings.

     The SEC complaint against IFG, filed in the United States District Court for the District of Colorado [Civil Action No. 03-N-2421 (PAC)], alleges that IFG failed to disclose in the INVESCO Funds' prospectuses and to the INVESCO Funds' independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds (which do not include the ING Funds). The SEC alleges violations of Section 17(a) of the Securities Act of 1933 (the "1933 Act"), Section 10(b) of the Securities Exchange Act of 1934 (the "1934 Act") and Rule 10b-5 under that Act, Section 206(1) and 206(2) of the Investment Advisers Act of 1940 (the "Advisers Act"), and Sections 34(b) and 36(a) of the Investment Company Act of 1940 (the "1940 Act"). The SEC is seeking injunctions, including permanent injunctions from serving as an investment adviser, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.


     The NYAG complaint, filed in the Supreme Court of the State of New York (New York County), is also based on the circumstances described above. The NYAG complaint alleges violation of Article 23-A (the Martin Act) and Section 349 of the General Business Law of the State of New York and Section 63(12) of the State of New York's Executive Law. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief.


     The independent directors/trustees (the "AIM trustees") of AIM Capital and the INVESCO Funds (which do not include the ING Funds) have retained their own independent counsel to conduct an investigation on behalf of the AIM trustees into the frequent trading arrangements and related issues raised by the regulators. The AIM trustees have created a special committee, consisting of four independent trustees, to oversee the investigation and to formulate recommendations for further board action. As part of the investigation by the AIM trustees, their independent counsel has been reviewing the examination of IFG and AIM Capital currently being conducted by management's outside counsel.

     AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM Fund or INVESCO Fund (which do not include any ING Fund), or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained separate outside counsel to undertake a

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comprehensive review of AIM Capital's and IFG's policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

     There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM Capital, or any other investment adviser directly or indirectly owned by AMVESCAP, from serving as an investment adviser to any investment company registered under the 1940 Act (a "registered investment company"), including the ING AIM Mid Cap Growth Portfolio. The Trust has been informed by AIM Capital that, if AIM Capital is so barred, AIM Capital will seek exemptive relief from the SEC to permit it to continue to serve as the investment adviser to mutual funds. There can be no assurance that such exemptive relief will be granted.

     PRIVATE ACTIONS. In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds (which do not include the ING Funds), certain AIM Funds (which do not include the ING Funds), IFG, AIM, A I M Management Group Inc. AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act ("ERISA"); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain AIM Funds' advisory agreements with AIM Capital; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys' and experts' fees.





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     IFG has removed certain of the state court proceedings to Federal District
Court. The Judicial Panel on Multidistrict Litigation (the "Panel") has ruled that all actions alleging market timing throughout

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the mutual fund industry should be transferred to the United States District
Court for the District of Maryland for coordinated pre-trial proceedings. Twelve actions filed against IFG have been conditionally transferred to the Panel in Maryland, and IFG and AIM Capital anticipate that all other market timing actions that may be filed or that are already pending against IFG and/or AIM Capital will be transferred to the Panel as well.

     Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be served or filed against the IFG, AIM Capital, AMVESCAP and related entities and individuals in the future.


     ALLIANCE CAPITAL. None of the allegations set forth below relate to DSI, the Trust, ING Alliance Mid Cap Growth Portfolio or any ING Fund. References below to the "U.S. Funds" are references to proprietary mutual funds sponsored by Alliance Capital Management L.P. ("Alliance Capital"), and not to the Trust or its portfolios or any ING Fund.

     REGULATORY MATTERS. Certain regulatory authorities, including the SEC and the NYAG, are investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares and have requested that Alliance Capital Management L.P. ("Alliance Capital"), the Portfolio Manager to the ING Alliance Mid Cap Growth Portfolio, provide information to them. Alliance Capital has cooperated and will continue to cooperate with all of these authorities. On December 18, 2003, Alliance Capital reached terms with the SEC for the resolution of regulatory claims against Alliance Capital with respect to market timing. The agreement with the SEC is reflected in an Order Instituting Administrative and Cease-and-Desist Proceedings pursuant to Sections 203(e) and 203(k) of the Advisers Act and Sections 9(b) and 9(f) of the 1940 Act, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order of the Commission (as amended on January 15, 2004, the "Order"). The Order found that Alliance Capital maintained relationships with certain investors who were permitted to engage in market timing trades in certain domestic mutual funds sponsored by Alliance Capital in return for or in connection with making investments (which were not actively traded) in other Alliance Capital products, including hedge funds and mutual funds, for which it receives advisory fees ("Market Timing Relationships"). The Order also stated that the SEC determined to accept an Offer of Settlement submitted by Alliance Capital. Alliance Capital concurrently reached an agreement in principle with the NYAG, which is subject to final, definitive documentation.

     The Board of Directors of the General Partner of Alliance Capital (the "Alliance Board") appointed a special committee ("Special Committee") consisting of all of the independent directors of the Board to direct and oversee a comprehensive review of the facts and circumstances relating to the issues being investigated by the SEC, the NYAG and other interested authorities. The Alliance Board authorized the Special Committee to retain such advisers as it deems necessary to assist it in the performance of its duties, and it has retained its own legal counsel to so assist it. Information about the initial results of the internal investigation and the activities of the Special Committee is set forth in Alliance Capital's Form 10-Q for the quarter ended September 30, 2003. These and related matters are the subject of an ongoing investigation by the Special Committee and its counsel.

     Among the key provisions of the Order and the agreement with the NYAG (each, an "Agreement") are the following: Under both Agreements, Alliance Capital must establish a $250 million fund to compensate fund (not the ING Funds) shareholders for the adverse effect of market timing. Of the $250 million fund, the Agreements characterize $150 million as disgorgement and $100 million as a penalty. The Agreement with the NYAG requires a weighted average reduction in fees of 20% with respect to investment advisory agreements with Alliance Capital-sponsored U.S. long-term open-end retail mutual funds (not the ING Funds) for a minimum of five years, which commenced January 1, 2004. This reduction in fees is expected to reduce Alliance Capital revenues by approximately $70 million in 2004.


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     Under the Agreements, the boards of Alliance Capital's U.S. funds, (the
"U.S. Alliance Funds") (which do not include the ING Funds) all of which have already moved to elect independent chairmen from among their independent directors, will also have independent directors that comprise at least 75% of each Board, and will add a senior officer and any needed staff to assist the Boards in their oversight of compliance, fiduciary issues and conflicts of interest.

     Alliance Capital has retained the services of an Independent Distribution Consultant, who is subject to the approval of the staff of the SEC and the independent directors of the U.S. Alliance Funds. The Independent Distribution Consultant has been retained to create a plan for the distribution of the $250 million fund to mutual fund shareholders. To the extent the Independent Distribution Consultant concludes that the harm to mutual fund shareholders caused by market timing exceeds $200 million, Alliance Capital will be required to contribute additional monies to the restitution fund. The plan will be submitted to the SEC and Alliance Capital for approval. After the SEC and management of Alliance Capital approve the distribution plan it will be published and the public will be afforded an opportunity to comment. After the comment period has ended, the SEC will issue an order approving the final plan. Restitution payments under the plan are not likely to be made prior to the fall of 2004.

     The terms and conditions of the Agreements also include, among others: formation of a Code of Ethics Oversight Committee, composed of senior executives of Alliance Capital's operating businesses, to oversee all matters relating to issues arising under the Alliance Capital Code of Ethics; establishment of an Internal Compliance Controls Committee, chaired by Alliance Capital's Chief Compliance Officer, which shall review compliance issues throughout Alliance Capital, endeavor to develop solutions to those issues as they may arise from time to time, and oversee implementation of those solutions; establishment of a company ombudsman to whom Alliance Capital employees may convey concerns about Alliance Capital business matters that they believe involve matters of ethics or questionable practices; engagement of an Independent Compliance Consultant who shall conduct a comprehensive review of Alliance Capital's supervisory, compliance, and other policies and procedures designed to prevent and detect conflicts of interest, breaches of fiduciary duty, breaches of the Code of Ethics and Federal securities law violations by Alliance Capital and its employees; and commencing in 2005, and biannually thereafter, Alliance Capital shall undergo a compliance review by an independent third party.

     The SEC explicitly acknowledged Alliance Capital's cooperation in its Order concerning the resolution of claims: "[i]n accepting the settlement, the Commission considered Alliance Capital's cooperation in this investigation, including reporting its discovery of possible misconduct to the Commission promptly, conducting a thorough and independent internal investigation, sharing the results of that investigation with the SEC staff, obtaining the resignations of certain supervisory personnel and others and implementing certain remedial actions." Although the investigations by the SEC and the NYAG are continuing, Alliance Capital has reported to the Trust that it believes it significant that these regulators agreed to resolve claims against Alliance Capital without any requirement that it seek further senior management resignations.


     Alliance Capital recorded a pre-tax charge to income of $190 million for the quarter ended September 30, 2003 to cover restitution, litigation and other costs associated with these investigations and other litigation. Alliance Capital recorded an additional $140 million pre-tax charge against its fourth quarter 2003 earnings in connection with these matters.


     On February 10, 2004, Alliance Capital received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from the Office of the State Auditor, Securities Commission, for the State of West Virginia (together, the "Information Requests"). Both Information Requests call for Alliance Capital to produce documents concerning, among other things, any market timing or late trading in Alliance Capital-sponsored mutual funds (which do not include the ING Funds).

     Alliance Capital and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that Morgan Stanley DW Inc. violated Federal securities laws relating to its receipt of compensation for selling specific mutual funds (not

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the ING Funds) and the disclosure of such compensation. The SEC has indicated
publicly that, among other things, it is considering enforcement action in connection with those mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to Alliance Capital in connection with this matter and Alliance Capital has provided documents and other information to the SEC and is cooperating fully with its investigation.

     LITIGATION. On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against Alliance Capital, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein family of mutual funds ("AllianceBernstein Funds") (which do not include the ING Funds), the registrants and issuers of those funds, certain officers of Alliance Capital ("Alliance defendants"), and certain other defendants not affiliated with Alliance Capital, as well as unnamed Doe defendants.

     The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the 1933 Act, Sections 10(b) and 20(a) of the 1934 Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance Capital, including recovery of all fees paid to Alliance Capital pursuant to such contracts.

     Since October 3, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint have been filed in Federal and state court. Alliance Capital has reported to the Trust that it believes other lawsuits may be filed. These lawsuits allege claims under various bodies of law, including the 1933 Act, the 1934 Act, the Advisers Act, the 1940 Act, ERISA and common law. All of these lawsuits seek an unspecified amount of compensatory damages. Alliance Capital and its affiliates intend to vigorously defend against them. Neither the Hindo Complaint nor the other complaints filed against Alliance Capital involves any of the Portfolios off the Trust.

     JANUS CAPITAL. Janus Capital Management LLC ("Janus Capital") serves as Portfolio Manager to ING Janus Special Equity Portfolio. None of the allegations set forth below relate to DSI, the Trust, the ING Janus Special Equity Portfolio or any ING Fund. References below to the "Janus funds" are references to proprietary mutual funds sponsored by Janus Capital and not to the Trust or its portfolios or any ING Fund.

     In September 2003, the SEC and NYAG publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital Partners LLC ("Canary Capital"), which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain proprietary funds managed by Janus Capital (the "Janus funds"). Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint alleges that this practice is in contradiction to policies stated in the prospectuses for certain Janus funds (which do not include the ING Funds).

     Certain Janus funds (which do not include the ING Funds), as well as Janus Capital Group Inc. or one or more of its subsidiaries, have received subpoenas and formal or informal document requests from a

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number of legal and regulatory agencies - including the NYAG, the SEC, the NASD, the Colorado Securities Commissioner, the Colorado Attorney General, the West Virginia Attorney General, the Florida Department of Financial Services, and one or more U.S. Attorney offices. The documentation and information sought by these agencies relate to a variety of matters, including but not limited to: late day trading, market timing, improper disclosure of portfolio holdings, trading by executives in Janus fund shares, certain revenue sharing arrangements, information related to cash and non-cash compensation paid to brokers, trading by Janus Capital investment personnel in portfolio securities owned by Janus funds (which do not include the ING Funds), information provided to certain
Janus fund Trustees in connection with the review and approval of management contracts related to Janus funds, information related to certain types of distribution and sales arrangements with brokers and other distributors of mutual fund products, and other topics related to the foregoing. The Janus funds (which do not include the ING Funds) Janus Capital Group Inc. and its subsidiaries have either complied or intend to comply with these subpoenas and other document and information requests.

     As of the date of this disclosure, none of the legal or regulatory agencies conducting investigations into market timing, late trading and other trading practices in the mutual fund industry have brought an enforcement action or commenced other legal proceedings against Janus Capital Group Inc. or its subsidiaries or any of the Janus funds (which do not include the ING Funds). Janus Capital Group Inc. and its subsidiaries have been and will continue cooperating with the Federal and state legal and regulatory authorities that are conducting investigations related to trading practices in the mutual fund industry. While Janus Capital has had discussions with government authorities to resolve pending investigations, the outcome and timing of those discussions will be determined in large part by the government agencies. Janus Capital anticipates that the government agencies will seek substantial civil penalties and other remedial measures.


     Janus Capital has been conducting an internal review of market timing and other trading practices at Janus Capital, which, as of the date of this supplement, indicates that there were approximately twelve discretionary frequent trading arrangements across Janus' U.S.-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All of these arrangements have been terminated. It also appears that redemption fees payable on certain transactions may have been waived.


     The pending investigations by the NYAG and other agencies also seek to determine whether late trading occurred in mutual funds managed by Janus Capital (which do not include the ING Funds). The term "late trading" generally refers to the practice of permitting or processing a fund purchase or redemption in a manner that improperly allows the current day's fund share price to be used for an order that was placed or improperly processed at a time following the deadline for obtaining that day's share price (normally, 4:00 p.m. (EST)). Because many mutual fund transactions are cleared and settled through financial intermediaries Janus Capital cannot exclude the possibility that one or more intermediaries may have submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries. Additionally, Janus Capital has been advised by certain financial intermediaries that, as a result of systems errors, such intermediaries may have permitted a small number of trades to be submitted late. The impact of these transactions is immaterial.

     Legal counsel to the Independent Trustees of certain Janus funds (which do not include the ING Funds) hired Ernst & Young LLP ("EY") to independently evaluate whether there was any monetary impact to any Janus funds (which do not include the ING Funds) in which discretionary market timing occurred. Following completion of that evaluation in December 2003, Janus Capital and the Independent Trustees of certain U.S.-based Janus funds (which do not include the ING Funds) announced that Janus Capital intends to restore approximately $31.5 million to the funds and/or the funds' investors. The $31.5 million figure includes: (1) net gains of approximately $22.8 million realized by the discretionary frequent traders, (2) approximately $2.7 million representing lost opportunity cost of those gains had they been available to the funds, (3) management fees of approximately $1.0 million received by Janus Capital related to discretionary trading accounts, and (4) waived redemption fees of approximately $5.0 million. The restoration amount was determined by EY and does not include any fines and penalties that may be sought by regulators. It is important to note that neither the methodology underlying the determination of such

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$31.5 million amount, nor the mechanics by which the payment might be made to the funds (which do not include the ING Funds) or fund shareholders, has been approved by or agreed to by regulators having authority over Janus Capital or the funds.

     Subsequent to the initiation of the regulatory investigations, a number of civil lawsuits have been brought, in various Federal and state courts, against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals on behalf of Janus funds (which do not include the ING Funds) shareholders and shareholders of Janus Capital Group Inc. The factual allegations made in these actions are generally based on the NYAG complaint against Canary Capital and in general allege that Janus Capital allowed certain hedge funds and other investors to engage in "market timing" trades in Janus funds (which do not include the ING Funds). Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duties, as established by state common law or Federal law, to the funds and/or individual investors; (iii) breach of contract; (iv) unjust enrichment; (v) violations of
Section 1962 of the Racketeering, Influenced and Corrupt Organizations Act; and
(vi) failure to adequately implement fair value pricing for portfolio securities in Janus funds.

     These civil lawsuits include actions purportedly on behalf of a class of Janus fund (which do not include the ING Funds) investors, cases allegedly brought on behalf of the funds themselves, a case asserting claims both on behalf of an investor class and derivatively on behalf of the funds, cases brought on behalf of shareholders of Janus Capital Group Inc. on a derivative basis against the Board of Directors of Janus Capital Group Inc., purported ERISA actions against the managers of the Janus 401(k) plan, and a non-class "representative action" purportedly brought on behalf of the general public. The complaints also name various defendants. One or more Janus entities (Janus Capital Group Inc., Janus Capital Management LLC or Janus Capital Corporation) are named in every action. In addition, actions have been brought against Janus Investment Fund and/or one or more of the individual Janus funds, the Janus fund Trustees, officers of the Janus funds, officers of Janus Capital, officers of Janus Capital Group Inc., and directors of Janus Capital Group Inc.

     These lawsuits were filed in a number of state and Federal jurisdictions. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred a number of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On March 19, 2004, most of the remaining actions were also transferred to the District of Maryland by the Judicial Panel. Janus Capital Group Inc. has notified the Judicial Panel that there are two pending Federal actions remaining in Federal courts other than the District of Maryland that related to those actions already transferred, and has requested that those actions be transferred as well. One action (alleging failure to adequately implement fair value pricing) has been remanded to state court in Madison County, Illinois and is not subject to the Federal transfer procedures, although Janus Capital Group Inc. has requested the Federal court to stay discovery in that action. A motion to remand is pending in another action that has not yet been transferred.

     Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against certain of the Janus funds (which do not include the ING Funds), Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to its clients the services it has agreed to provide.

     MFS. On March 31, 2004, Massachusetts Financial Services Company ("MFS"), which serves as Portfolio Manager to ING MFS Mid Cap Growth, ING MFS Research, and ING MFS Total Return Portfolios, settled an administrative proceeding regarding disclosure of brokerage allocation practices in connection with the sale of funds sponsored by MFS (which do not include the ING Funds). None of the allegations set forth below relate to DSI, the Trust, the ING MFS Mid Cap Growth, ING MFS Research, and ING MFS Total Return Portfolios or any ING Fund. References below to

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the "MFS funds" are references to proprietary mutual funds sponsored by MFS and not to the Trust or its portfolios or any ING Fund.

     Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS sponsored funds, (which do not include the ING Funds) pursuant to a plan to be approved by an independent distribution consultant. The agreement with the SEC is reflected in an order of the SEC. The settlement order states that MFS failed to adequately disclose to the Boards of Trustees and to shareholders of the MFS funds (which do not include the ING Funds) the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares.

     In addition, in February 2004, MFS reached agreement with the SEC, NYAG and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS retail fund (which do not include any ING Fund) prospectuses regarding market timing and related matters (the "February Settlements"). MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, have also reached agreement with the SEC (Messrs. Ballen and Parke resigned their director and officer positions with MFS on February 13, 2004). Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

     Under the terms of the February Settlements, a pool of money has been established for distribution to shareholders in certain of the MFS funds (which do not include the ING Funds) offered to retail investors ("Retail Funds"). MFS has further agreed with the NYAG to reduce its management fees for MFS funds (which do not include the ING Funds) over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH, which will be used for investor education purposes.

     In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes, which include, among others: formation of a Code of Ethics Oversight Committee; establishment of an Internal Compliance Controls Committee; establishment of a company ombudsman to whom MFS employees may convey concerns about MFS business matters that they believe involve matters of ethics or questionable practices; establishment of a full-time senior-level position reporting to MFS' Chief Compliance Officer whose responsibilities include compliance matters related to conflicts of interest; engagement of an Independent Compliance Consultant to conduct a comprehensive review of MFS supervisory, compliance, and other policies and procedures designed to prevent and detect conflicts of interest, breaches of fiduciary duty, breaches of the MFS Code of Ethics and Federal securities law violations by MFS and its employees; and commencing in 2006, and at least once every other year thereafter, MFS shall undergo a compliance review by an independent third party.


     Messrs. Ballen and Parke have agreed to suspensions from association with any investment adviser or registered investment company for periods of 9 months and 6 months, respectively. Upon completion of these suspensions, for periods of 27 months (Mr. Ballen) and 30 months (Mr. Parke), Messrs. Ballen and Parke have agreed not to serve as an employee, officer or trustee of any registered investment company; not to serve as chairman, director or as an officer of any investment adviser; and to otherwise perform only limited functions for an investment adviser, which may include strategic planning and analysis, portfolio management and non-mutual fund marketing. Messrs. Ballen and Parke will pay approximately $315,000 each to the SEC, $250,000 of which is characterized as a penalty. Messrs. Ballen and Parke will not be returning to MFS after their suspensions.


     Since December 2003, MFS and certain officers of MFS have been named as defendants in multiple lawsuits filed in Federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds (which do not include the ING Funds) during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds (which do not include the ING Funds). The lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS fund (which do not include any ING Fund), or (ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the Federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. MFS and the other defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

     Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the funds, and will pay $50 million to compensate certain MFS funds (which do not include any ING Funds) based upon the amount of brokerage commissions allocated in recognition of fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts.

     PIMCO. On February 12, 2004, the SEC informed PIMCO Advisors Fund Management LLC ("PIMCO Advisors Fund Management") and PEA Capital LLC ("PEA"), two entities that are affiliated, through common ownership, with Pacific Investment Management Company LLC ("PIMCO"), which serves as Portfolio Manager to ING PIMCO Core Bond and ING PIMCO High Yield Portfolios, that it intended to recommend that the SEC bring civil and administrative actions against PIMCO Advisors Fund Management and PEA seeking a permanent injunction against violations of certain provisions of the Federal securities laws, disgorgement plus prejudgment interest and civil penalties in connection with the SEC's investigation of "market timing" and related trading activities in certain series of PIMCO Funds: Multi-Manager Series ("MMS Funds") , for which PEA serves as sub-adviser. On February 17, 2004, the Attorney General of the State of New Jersey filed a complaint alleging, among other things, that PEA, PIMCO, PIMCO Advisors Distributors LLC ("PAD") and Allianz Dresdner Asset Management of America L.P. ("ADAM"), the parent company of PEA, PIMCO, PAD and PIMCO Advisors Fund Management, had failed to disclose that they improperly allowed certain hedge funds to engage in "market timing" in certain series of the PIMCO Funds:
Pacific Investment Management Series ("PIMS Funds"), for which PIMCO serves as investment adviser, and in certain series of the MMS Funds (which do not include the ING Funds) The complaint seeks injunctive relief, civil monetary penalties, restitution and disgorgement of profits. None of the allegations relate to DSI, the Trust, the ING PIMCO Core Bond and ING PIMCO High Yield Portfolios or any ING Fund. References to the "MMS Funds" or "PIMS Funds" are references to proprietary mutual funds sponsored by PIMCO or PEA and not to the Trust or its portfolios or any ING Fund.

     If the New Jersey Attorney General or the SEC were to obtain a court injunction against PIMCO Advisors Fund Management, PEA, PAD, PIMCO and/or ADAM, they and their affiliates would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the ING PIMCO Total Return Portfolio. In such a case, PIMCO Advisors Fund Management, PEA, PAD, PIMCO and ADAM would in turn seek exemptive relief from the SEC, as contemplated by the 1940 Act, although there is no assurance that such exemptive relief would be granted. The SEC also has the power by order to prohibit PIMCO Advisors Fund Management, PEA, PAD and PIMCO from serving as investment advisers and underwriters, although to date it has not exercised such powers with respect to market timing arrangements involving other mutual fund complexes.

     In November 2003, the SEC settled an enforcement action against a broker-dealer not affiliated with PIMCO, the Portfolio, or ING relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds, and announced that it would be investigating mutual funds and their distributors generally with respect to compensation arrangements relating to the sale of mutual fund shares. In that connection, PIMCO, PAD and other affiliates are under investigation by the SEC relating to revenue-sharing arrangements and the use of brokerage commissions to recognize brokers effecting sales of the series of the PIMS Funds and MMS Funds (collectively, the "PIMCO Funds," which do not include the ING Funds). In addition, the Attorney General of the State of California has publicly announced an investigation into the PIMCO Funds' brokerage recognition and revenue-sharing arrangements.

     Since February 2004, PIMCO, PAD, PIMCO Advisors Fund Management, PEA and certain of their affiliates, the PIMCO Funds, PIMCO Variable Insurance Trust ("PVIT"), for which PIMCO serves as investment adviser, and the Trustees of PIMCO Funds (which do not include the ING Funds) and PVIT have been named as defendants in multiple lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the PIMCO Funds during specified periods or as derivative actions on behalf of the PIMCO Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PIMCO and PAD believe that other similar lawsuits may be filed in Federal or state courts naming as defendants ADAM, PIMCO, PAD, PIMCO Advisors Fund Management, PEA, and/or their affiliates, PVIT, PIMCO Funds, and the Trustees of PIMCO Funds.

NONE OF THE MATTERS DESCRIBED ABOVE RELATE TO THE PORTFOLIOS. IT IS POSSIBLE THAT THESE MATTERS AND/OR OTHER DEVELOPMENTS RESULTING FROM THESE MATTERS COULD RESULT IN INCREASED PORTFOLIO REDEMPTIONS OR OTHER ADVERSE CONSEQUENCES TO THE PORTFOLIOS.

THE FOREGOING SPEAKS ONLY AS OF THE DATE OF THIS SUPPLEMENT. THERE MAY BE ADDITIONAL LITIGATION OR REGULATORY DEVELOPMENTS IN CONNECTION WITH THE MATTERS DISCUSSED ABOVE AFTER THE DATE OF THIS SUPPLEMENT..



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                               ING INVESTORS TRUST

                         ING DEVELOPING WORLD PORTFOLIO
                        ING JULIUS BAER FOREIGN PORTFOLIO
                         ING PIMCO HIGH YIELD PORTFOLIO

                          Supplement dated May 3, 2004
               To the Adviser, Institutional, and Service Classes'
            Statement of Additional Information dated April 30, 2004

     The following is added to the "Non-Fundamental Investment Policies" section beginning on page 63 of the Statement of Additional Information:

     DEVELOPING WORLD

     The Portfolio normally invests at least 80% of its assets in securities of issuers located in at least three countries with emerging securities markets.

     JULIUS BAER FOREIGN

     The Portfolio normally invests at least 80% of its assets in equity securities tied economically to countries outside the United States.

     Effective May 3, 2004, the following replaces the "PIMCO High Yield" paragraph of the "Non-Fundamental Investment Policies" section beginning on page 63 of the Statement of Additional Information.

     PIMCO HIGH YIELD

     The Portfolio has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade but rated at least CCC/Caa by Moody's, Standard & Poor's Rating Service, or Fitch, or if unrated, determined by its Portfolio Manager to be of comparable quality, subject to a maximum of 5% of total assets in CCC/Caa securities, determined at the time of investment. The Portfolio has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy of investing 80% of its net assets in junk bonds. If, subsequent to an investment, the 80% requirement is no longer met, the Portfolio's future investments will be made in a manner that will bring the Portfolio into compliance with this policy.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                               ING INVESTORS TRUST

                         ING DEVELOPING WORLD PORTFOLIO
                        ING JULIUS BAER FOREIGN PORTFOLIO

                          Supplement dated May 3, 2004
                             To the Retirement Class
            Statement of Additional Information dated April 30, 2004

     The following is added to the "Non-Fundamental Investment Policies" section beginning on page 59 of the Statement of Additional Information:

     DEVELOPING WORLD

     The Portfolio normally invests at least 80% of its assets in securities of issuers located in at least three countries with emerging securities markets.

     JULIUS BAER FOREIGN

     The Portfolio normally invests at least 80% of its assets in equity securities tied economically to countries outside the United States.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.